Exhibit 99.1

DiaMedica Therapeutics Announces $37.5 Million Private Placement

Minneapolis, Minnesota – June 21, 2023 (Business Wire) – DiaMedica Therapeutics Inc. (Nasdaq: DMAC), a clinical-stage biopharmaceutical company focused on developing novel treatments for neurological disorders and kidney diseases (“DiaMedica” or the “Company”), today announced it has entered into definitive agreements to sell its common shares in a private placement with accredited investors. The transaction is expected to result in gross proceeds of $37.5 million.

Pursuant to the terms of the securities purchase agreements, the Company will issue a total of 11,011,406 common shares at a purchase price of $3.40 per share, equal to the average per share closing price of the Company’s common shares for the five trading days ended June 20, 2023, except in the case of DiaMedica management who agreed to a higher purchase price of $3.91 per share, equal to the closing sale price of the Company’s common shares on June 20, 2023. The private placement is expected to close on or about June 23, 2023, subject to the satisfaction of customary closing conditions.

The Company expects to use the net proceeds from the private placement to continue its clinical and product development activities for DM199, including its pivotal Phase 2/3, ReMEDy2 clinical trial, and for other working capital and general corporate purposes. The Company believes that with the addition of this funding, the Company’s cash resources will be sufficient to fund the Company’s ReMEDy2 trial through the completion of the interim analysis.

Earlier today, DiaMedica also announced that the U.S. Food and Drug Administration (“FDA”) has removed the clinical hold on the Company’s Phase 2/3 ReMEDy2 clinical trial studying the use of the Company’s product candidate, DM199, to treat acute ischemic stroke patients.

Craig-Hallum Capital Group LLC acted as the placement agent for the private placement investment by certain of the investors. Lake Street Capital Markets, LLC acted as financial advisor to the Company. Fox Rothschild LLP and Pushor Mitchell LLP acted as counsel to DiaMedica in the private placement and Mintz Levin acted as counsel for certain investors in the private placement.

The offer and sale of the foregoing securities in the private placement have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and applicable state and other securities laws. The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission registering the resale of the common shares issued in the private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the foregoing securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Required Canadian Related Party Transaction Disclosure

DiaMedica has received binding commitments for participation in the private placement from certain related parties, including members of its board of directors and management team, in the aggregate amount of $751,900 or 192,301 common shares. Accordingly, the private placement constitutes a "related party transaction" as such term is defined in Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions ("MI 61-101") of the Canadian Securities Administrators. The private placement will be exempt from the valuation and the minority shareholder approval requirements of MI 61-101 under the exemptions contained in section 5.5(a) and 5.7(1)(a), respectively, as neither the fair market value of the common shares nor the fair market value of the consideration paid for the common shares insofar as it involves the related parties is more than 25% of the Company’s market capitalization. The private placement was unanimously approved by a special committee comprised of independent members of the Company’s board of directors.  As the material change report relating to the completion of the private placement will be filed on SEDAR less than 21 days before the completion of the private placement, there is a requirement under MI 61–101 to explain why the shorter period is reasonable or necessary in the circumstances. In DiaMedica’s view, the shorter period is reasonable and necessary in the circumstances because the related parties and the Company wished to complete the private placement in a fashion that resulted in the invested funds being received directly by the Company in a timely manner such that the funds could be accessed immediately by the Company to advance its ongoing research and development activities.

Required Canadian Early Warning Reporting

Upon closing of the private placement, Thomas von Koch (the “von Koch”), c/o EQT Partners AB, Box 16509, 103 27 Stockholm, Sweden, will acquire indirect ownership, through TomEqt Private AB, of an aggregate of 1,470,588 common shares (the “von Koch Shares”) of DiaMedica (the “von Koch Acquisition”). The Company’s head office is located at 301 Carlson Parkway, Suite 210, Minneapolis, Minnesota, 55305, U.S.A. Immediately prior to the completion of the von Koch Acquisition, von Koch had ownership of, and exercised control and direction over, an aggregate of 2,855,847 common shares of the Company representing approximately 10.6% of the issued and outstanding common shares of the Issuer on a non-diluted basis. Immediately following the completion of the von Koch Acquisition, von Koch will have ownership of, and exercise control and direction over, an aggregate of 4,326,435 common shares of the Company representing approximately 11.4% of the issued and outstanding common shares of the Company on a non-diluted basis. von Koch will pay aggregate cash consideration of US$5,000,000 (approximately C$6,620,500) for the von Koch Shares at a price of US$3.40 per common share (approximately C$4.50). The von Koch Shares are being acquired for investment purposes. von Koch may, from time to time, take such actions in respect of his holdings in securities of the Company as he may deem appropriate in light of the circumstances then existing, including the purchase of additional common shares or other securities of the Companyor the disposition of all or a portion of his security holdings in the Company, subject in each case to applicable securities laws and the terms of such securities.

Upon closing of the private placement, Trill AB (“Trill”), Sveavägen 17, 18th Floor, SE-111 57, Stockholm, Sweden, acquired ownership of an aggregate of 1,470,588 common shares (the “Trill Shares”) of the Company (the “Trill Acquisition”). Immediately prior to the completion of the Trill Acquisition, Trill had ownership of, and exercised control and direction over, an aggregate of 2,551,020 common shares of the Company representing approximately 9.5% of the issued and outstanding common shares of the Company on a non-diluted basis. Immediately following the completion of the Trill Acquisition, Trill will have ownership of, and exercise control and direction over, an aggregate of 4,021,608 common shares of the Company representing approximately 10.6% of the issued and outstanding common shares of the Company on a non-diluted basis. Trill will pay aggregate cash consideration of US$5,000,000 (approximately C$6,620,500) for the 1,470,588 Trill Shares at a price of US$3.40 per common share (approximately C$4.50). The Trill Shares are being acquired for investment purposes. Trill may, from time to time, take such actions in respect of its holdings in securities of the Company as it may deem appropriate in light of the circumstances then existing, including the purchase of additional common shares or other securities of the Company or the disposition of all or a portion of its security holdings in the Company, subject in each case to applicable securities laws and the terms of such securities.

Upon closing of the private placement, NFS/FMTC Roth IRA FBO Richard Jacinto II (“Jacinto”), c/o Fidelity Investments, 100 Crosby Parkway, Mailzone KC1H, Covington, KY 41015, will acquire ownership of an aggregate of 2,058,824 common shares (the “Jacinto Shares”) of the Company (the “Jacinto Acquisition”). Immediately prior to the completion of the Jacinto Acquisition, Jacinto had ownership of, and exercised control and direction over, an aggregate of 2,500,000 common shares of the Company representing approximately 9.3% of the issued and outstanding common shares of the Company on a non-diluted basis. Immediately following the completion of the Jacinto Acquisition, Jacinto will have ownership of, and exercise control and direction over, an aggregate of 4,558,823 common shares of the Company representing approximately 12.0% of the issued and outstanding common shares of the Company on a non-diluted basis. Jacinto paid aggregate cash consideration of US$7,000,000 (approximately C$9,258,935) for the 2,058,824 Jacinto Shares at a price of US$3.40 per common share (approximately C$4.50). The Jacinto Shares are being acquired for investment purposes. Jacinto may, from time to time, take such actions in respect of its holdings in securities of the Company as it may deem appropriate in light of the circumstances then existing, including the purchase of additional common shares or other securities of the Company or the disposition of all or a portion of its security holdings in the Company, subject in each case to applicable securities laws and the terms of such securities.

Pursuant to National Instrument 62-103 - The Early Warning System and Related Take-Over Bid and Insider Reporting Issues, following the closing of the private placement, each of von Koch, Trill and Jacinto will file an early warning report in respect of the von Koch Acquisition, Trill Acquisition and Jacinto Acquisition, respectively, with the applicable Canadian securities regulators, copies of which will be available under the Company’s profile at www.sedar.com. Following closing of the private placement, a copy of the early warning report relating to the von Koch Acquisition can be obtained by contacting von Koch at +46706034564, Per Colleen, CEO TomEqt Private AB. A copy of the early warning report relating to the Trill Acquisition can be obtained by contacting Trill at Sveavägen 17, 18th Floor, SE-111 57, Stockholm, Sweden. A copy of the early warning report relating to the Jacinto Acquisition can be obtained by contacting Jacinto at 301 Carlson Parkway, Suite 210, Minneapolis, MN 55305.

The Canadian dollar values referred to above were determined using the Bank of Canada daily exchange rate on June 20, 2023.

About the ReMEDy2 Trial

The ReMEDy2 trial is an adaptive design, randomized, double-blind, placebo-controlled trial studying the use of the Company’s product candidate, DM199, to treat acute ischemic stroke (AIS) patients. The trial is intended to enroll approximately 350 patients at 75 sites in the United States. Patients enrolled in the trial will be treated for three weeks with either DM199 or placebo, beginning within 24 hours of the onset of AIS symptoms, with the final follow-up at 90 days. The trial excludes patients treated with tissue plasminogen activator (tPA) and/or mechanical thrombectomy. The study population is representative of the approximately 80% of AIS patients who do not have treatment options today, primarily due to the limitations on treatment with tPA or mechanical thrombectomy. DiaMedica believes that the proposed trial has the potential to serve as a pivotal registration study of DM199 in this patient population.

About DM199

DM199 is a recombinant (synthetic) form of human tissue kallikrein-1 (KLK1). KLK1 is a serine protease (protein) that plays an important role in the regulation of diverse physiological processes including blood flow, inflammation, fibrosis, oxidative stress and neurogenesis via a molecular mechanism that increases production of nitric oxide and prostaglandin. KLK1 deficiency may play a role in multiple vascular and fibrotic diseases such as stroke, chronic kidney disease, retinopathy, vascular dementia, and resistant hypertension where current treatment options are limited or ineffective. DiaMedica is the first company to have developed and clinically studied a recombinant form of the KLK1 protein. The KLK1 protein, produced from the pancreas of pigs and human urine, has been used to treat patients in Japan, China and South Korea for decades. DM199 is currently being studied in patients with acute ischemic stroke (AIS). In September 2021, the FDA granted Fast Track Designation to DM199 for the treatment of AIS.

About DiaMedica Therapeutics Inc.

DiaMedica Therapeutics Inc. is a clinical stage biopharmaceutical company committed to improving the lives of people suffering from serious diseases with a focus on acute ischemic stroke. DiaMedica’s lead candidate DM199 is the first pharmaceutically active recombinant (synthetic) form of the KLK1 protein, an established therapeutic modality in Asia for the treatment of acute ischemic stroke and other vascular diseases. For more information visit the Company’s website at www.diamedica.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and forward-looking information that are based on the beliefs of management and reflect management’s current expectations. When used in this press release, the words “expects,” “estimate,” “believe,” “anticipate,” “intend,” “expect,” “plan,” “continue,” “look forward,” “will,” “may” or “should,” the negative of these words or such variations thereon or comparable terminology and the use of future dates are intended to identify forward-looking statements and information. The forward-looking statements and information in this press release include statements regarding the Company’s expectations regarding the private placement, the timing for closing, the anticipated gross proceeds and use of net proceeds from the private placement, including its belief that its cash resources will be sufficient to fund the ReMEDy2 trial through the completion of the interim analysis. Such statements and information reflect management’s current view and DiaMedica undertakes no obligation to update or revise any of these statements or information. By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Applicable risks and uncertainties include, among others, risks and uncertainties surrounding the private placement; uncertainties relating to regulatory applications and related filing and approval timelines; the possibility of additional future adverse events associated with or unfavorable results from the ReMEDy2 trial; the possibility of unfavorable results from DiaMedica’s ongoing or future clinical trials of DM199; the risk that existing preclinical and clinical data may not be predictive of the results of ongoing or later clinical trials; DiaMedica’s plans to develop, obtain regulatory approval for and commercialize its DM199 product candidate for the treatment of acute ischemic stroke and chronic kidney disease and its expectations regarding the benefits of DM199; DiaMedica’s ability to conduct successful clinical testing of DM199 and within its anticipated parameters, enrollment numbers, costs and timeframes; the adaptive design of the ReMEDy2 trial and the possibility that the targeted enrollment and other aspects of the trial could change depending upon certain factors, including additional input from the FDA and the blinded interim analysis; the perceived benefits of DM199 over existing treatment options; the potential direct or indirect impact of COVID-19, hospital and medical facility staffing shortages, and worldwide global supply chain shortages on DiaMedica’s business and clinical trials, including its ability to meet its site activation and enrollment goals; DiaMedica’s reliance on collaboration with third parties to conduct clinical trials; DiaMedica’s need for additional financing and ability to continue to obtain funding for its operations, including funding necessary to complete planned clinical trials and obtain regulatory approvals for DM199 for acute ischemic stroke and chronic kidney disease, and the risks identified under the heading “Risk Factors” in DiaMedica’s annual report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent U.S. Securities and Exchange Commission filings, including DiaMedica’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2023. The forward-looking information contained in this press release represents the expectations of DiaMedica as of the date of this press release and, accordingly, is subject to change after such date. Readers should not place undue importance on forward-looking information and should not rely upon this information as of any other date. While DiaMedica may elect to, it does not undertake to update this information at any particular time except as required in accordance with applicable laws.

Contact:

Scott Kellen

Chief Financial Officer

Phone: (763) 496-5118
skellen@diamedica.com

Paul Papi

Corporate Communications

Phone: 617-899-5941

ppapi@diamedica.com